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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 28, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                                           88-0408274
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)



   6370 Nancy Ridge Drive, Suite 112                             92121
        San Diego, California                                 ----------
----------------------------------------                       Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS

(b) Effective July 4, 2007, James R. Gavin III, M.D., Ph.D., resigned as our President and Chief Executive Officer.

(c) On June 28, 2007, Michael J. Andrews was appointed to be our Chief Executive Officer effective upon Dr. Gavin's resignation. Mr. Andrews was appointed to the Board of Directors on June 25, 2007.

Since 2006, Mr. Andrews has been the President of Worldwide LifeScience Technologies (WLT). WLT develops organizations in biotechnology and life sciences with a focus on Asia and the Pacific rim. From 2001 to 2006, Mr. Andrews served as Vice-President of Worldwide Operations at Chemicon International Inc., a Serologicals Corporation company, with responsibilities for Engineering, Manufacturing, Process Sciences, Quality Systems, Regulatory, Supply Chain Management, Facilities, and Animal Operations. At Chemicon he was also responsible for Chemicon Operations in Australia and the United Kingdom. From 1998 to 2001 he served as the Senior Director of Manufacturing and Materials at Ancile Pharmaceuticals, Inc. where he developed Good Agricultural Practices (GAP) for medicinal plants and was instrumental in the allowance of a number of Investigational New Drug (IND) applications. From 1995 to 1998 he served as Head of Manufacturing and Material Management at NaPro BioTherapeutics in Boulder, Colorado and Victoria, British Columbia. Previous to that, he was Plant Supervisor for Large Scale Fermentation for Synergen Corporation in Boulder, Colorado from 1992 to 1994. From 1982 to 1992 he served in various Manufacturing positions for Genentech, Inc. in San Francisco, California. Michael holds a number of patents in pharmaceutical processes and formulations and he holds memberships in the American Chemical Society and the International Society of Pharmaceutical Engineers.

Mr. Andrews's annual base compensation will be $180,000 and he will be granted a stock option under our 2005 Equity Incentive Plan to purchase 200,000 shares, vesting as to 25% of the shares upon grant and an additional 25% of the shares on each of July 1, 2008, 2009 and 2010, subject to continuing service. The option will have an exercise price equal to the fair market value on the date of grant, which will be two business days after public announcement of his appointment.

On June 28, 2007, Jonathan R. T. Lakey, Ph.D., M.S.M. was appointed to be our President effective upon Dr. Gavin's resignation and Dr. Lakey's receipt of a U.S. visa. Dr. Lakey will also commence service as Chief Scientific Officer on such effective date. Dr. Lakey was appointed to the Board of Directors on June 25, 2007. Dr. Lakey has served on our scientific advisory board since 2002.

Since 2006, Dr. Lakey has been the Chief Executive Officer of Clinical Islet Transplant Group, Inc. in Edmonton, Canada. From 2003 to 2006, he was an Associate Professor in the Department of Surgery, Faculty of Medicine and Dentistry, at the University of Alberta, Edmonton, Canada. Since 2003, he has served as an Adjunct Associate Professor of Surgery at the Indiana University School of Medicine in Indianapolis, Indiana. During 2002, Dr. Lakey served as Honorary Professor at the Harbin Medical University in Harbin, China. Dr Lakey sits on the Scientific Advisory Board for NorMedex Inc. and DiaKine Inc. Previously, he was a director with the Juvenile Diabetes Foundation Human Islet Distribution Program at the University of Alberta, Canada, a director with the Comprehensive Tissue Centre, Capital Health Authority, in Edmonton, Canada and a director with the Clinical Islet Isolation Laboratory at the University of Alberta in Edmonton, Canada. Dr Lakey graduated from the University of Alberta (BSc, MSc, PhD) and received post secondary training in Indianapolis and Seattle before returning to establish his research program at the University of Alberta. In addition, Dr. Lakey is the recipient of the Outstanding Leadership in Science Award from Alberta Science & Technology, Outstanding Achievement Award from the Canadian Diabetes Association and has received awards from the Canadian Society for Clinical Investigations and the Royal College of Physicians and Surgeons. In 2005, Dr Lakey was honored with the Meritorious Service Medal by the Governor General of Canada, and a recipient of an Alberta Centennial Medal by the Province of Alberta and the Alberta Foundation for the Arts.


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Dr. Lakey's annual base compensation will be $250,000 and he will be granted a stock option under our 2005 Equity Incentive Plan to purchase 400,000 shares, vesting as to 25% of the shares upon grant and an additional 25% of the shares on each of July 1, 2008, 2009 and 2010, subject to continuing service. The option will have an exercise price equal to the fair market value on the date of grant, which will be two business days after public announcement of his appointment.

(e) In connection with Dr. Gavin's resignation, he will receive a severance payment equal to two months' salary, or $66,667, and we will pay Dr. Gavin's costs of medical insurance for two months. Dr. Gavin has executed a general release of claims in exchange for these benefits.

ITEM 7.01.  REGULATION FD DISCLOSURE.

We issued a press release on July 5, 2007 announcing the appointments of Mr. Andrews as Chief Executive Officer and Dr. Lakey as President, and Dr. Gavin's resignation as President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         99.1     Press release



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2007                           MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer